Exhibit 99.9

INDEMNIFICATION AGREEMENT

This Agreement, made and entered into this            day of March, 2009 (“Agreement”), by and between Aldila, Inc., a Delaware corporation (“Company”), and                                    (“Indemnitee”).

RECITALS

A.    Highly competent persons are becoming more reluctant to serve publicly-held corporations as directors or officers or in other capacities unless they are provided with reasonable protection through insurance or indemnification against risks of claims and actions against them arising out of their service to and activities on behalf of the corporations.

B.    The Board of Directors of the Company has determined that the Company should act to assure its directors and officers that there will be increased certainty of such protection in the future.

C.    It is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the maximum extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified;

D.    Indemnitee does not regard the protection available under the Company’s Certificate of Incorporation and By-laws as adequate in the present circumstances, and may not be willing to serve as a director without adequate protection and the Company desires Indemnitee to serve in such capacity. Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Company on the condition that Indemnitee be indemnified to the maximum extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified;

E.     This Agreement is a supplement to and in furtherance of the By-laws of the Company and any resolutions adopted pursuant thereto, and shall not be deemed a substitute therefore nor to diminish or abrogate any right of Indemnitee thereunder; and

F.     Indemnitee is willing to serve, to continue to serve and to take on additional service for or on behalf of the Company on the condition that Indemnitee be so indemnified.

AGREEMENT

In consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

1.             Definitions   For purposes of this Agreement the following terms shall have the meanings indicated:

(a)           “Board” shall mean the Board of Directors of the Company.

(b)           “Change of Control” shall be deemed to occur upon the earliest to occur after the date of this agreement of any of the following events:

(i)            the consummation by the Company of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

(ii)           the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii)          any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becoming the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities; or

(iv)          a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those directors whose election or nomination was not in connection with any transactions described in subsections (i), (ii), or (iii) or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

(c)           “Corporate Status” describes the status of a person who is or was a director, officer, employee, agent, trustee or fiduciary of the Company or of any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (specifically including subsidiaries of the Company) for which such person is or was serving as a director, officer, employee or agent at the request of the Company.

(d)           “Court” means the Court of Chancery of the State of Delaware, the court in which the Proceeding in respect of which indemnification is sought by the Indemnitee shall have been brought or is pending, or another court having subject jurisdiction and personal jurisdiction over the parties.

(e)           “Disinterested Director” means a director of the Company who is not and was not and is not threatened to be a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

(f)            “Enterprise” shall mean the Company and any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other entity (specifically including subsidiaries of the Company) of which Indemnitee is or was serving at the request of the Company as a director, officer, employee, agent, trustee or fiduciary.

(g)           “Expenses” shall mean all reasonable costs and expenses (including, without limitation, all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily) incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating or being or preparing to be a witness in a Proceeding or otherwise participating in a Proceeding. Expenses also shall include (i) all reasonable costs and expenses incurred in connection with any appeal resulting from any Proceeding, including without limitation the premium, security for, and other costs relating to any cost bond, supersede as bond, or other appeal bond or its equivalent, and (ii) for purposes of Section 8(f) only, all reasonable costs and expenses incurred by Indemnitee in connection with the interpretation, enforcement or defense of  Indemnitee’s rights under this Agreement, by litigation or otherwise. The parties agree that for the purposes of any advancement of Expenses for which Indemnitee has made written demand to the Company in accordance with this Agreement, all Expenses included in such demand that are certified by affidavit of Indemnitee’s counsel as being reasonable shall be presumed conclusively to be reasonable. Expenses, however, shall not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee.

(h)           “Good Faith” shall mean Indemnitee having acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any Proceeding which is criminal in nature, having had no reasonable cause to believe Indemnitee’s conduct was unlawful.

(i)            “Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and may include law firms or members thereof that are regularly retained by the Company but not any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the standards of professional conduct then prevailing and applicable to such counsel, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement. The Company agrees to pay the reasonable fees and expenses of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

(j)            “Proceeding” shall include any pending, threatened or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation (including any internal corporate investigation), administrative hearing or any other pending, threatened or completed proceeding whether civil, criminal, administrative, legislative or investigative (whether formal or informal), other than one initiated by Indemnitee including any appeal therefrom in which Indemnitee was, is or will be involved as a party, potential party, non-party witness or otherwise by reason of the fact that Indemnitee is or was a director or officer of the Company, by reason of any action taken by him or of any action on his part while acting as director or officer of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement. If the Indemnitee believes in good faith that a given situation may lead to or culminate in the institution of a Proceeding, this shall be considered a Proceeding under this paragraph. For purposes of this paragraph, a “Proceeding” shall not be deemed to have been initiated by Indemnitee where Indemnitee seeks pursuant to Section 8 of this Agreement to enforce Indemnitee’s rights under this Agreement.

2.             Term of Agreement   This Agreement shall continue until and terminate upon the later of:

(a)           ten (10) years after the date that Indemnitee shall have ceased to serve as a director, officer, employee, agent, trustee or fiduciary of the Company or of any other Enterprise; or

(b)           the final termination of all pending Proceedings in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Section 8 of this Agreement relating thereto.

3.             Services by Indemnitee, Notice of Proceedings

(a)           Services. Indemnitee agrees (i) to serve or continue to serve as a director of the Company for so long as he is duly elected or appointed, and/or (ii) to serve as an “at-will” employee of the Company until such employment is terminated.  Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law). This Agreement shall not be deemed an employment contract between the Company (or any of its subsidiaries or any Enterprise) and Indemnitee. This Agreement shall continue in force after Indemnitee has ceased to serve as an officer and/or director of the Company.

(b)           Notice of Proceeding. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder, but the omission so to notify the Company shall not relieve the Company from its obligations hereunder.

4.             Indemnification

(a)           In General. In connection with any Proceeding, the Company shall indemnify and advance Expenses to Indemnitee as provided in this Agreement and to the maximum extent permitted by applicable law in effect on the date hereof and including indemnification and advancement of Expenses in excess of that expressly permitted by statute, including, without limitation, any indemnification provided by the Company’s Certificate of Incorporation, the Company’s By-laws, vote of its stockholders or disinterested directors, or applicable law.

(b)           Proceedings Other Than Proceedings by or in the Right of the Company. Indemnitee shall be entitled to the rights of indemnification to the maximum extent not prohibited by law provided in this Section 4(b) if, by reason of Indemnitee’s Corporate Status, Indemnitee is, or is threatened to be made, a party to or is otherwise involved in any Proceeding, other than a Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 4(b), Indemnitee shall be indemnified to the maximum extent permitted by law against Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in Good Faith.

(c)           Proceedings by or in the Right of the Company. Indemnitee shall be entitled to the rights of indemnification to the maximum extent not prohibited by law provided in this Section 4(c) if, by reason of Indemnitee’s Corporate Status, Indemnitee is, or is threatened to be made, a party to or is otherwise involved in any Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 4(c), Indemnitee shall be indemnified to the maximum extent permitted by applicable law against Expenses, judgments, penalties, and amounts paid in defense or settlement, actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in Good Faith. Notwithstanding the foregoing, no such indemnification for Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been finally adjudged to be liable to the Company unless and only to the extent that the Court in which the Proceeding was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification.

(d)           Indemnification of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of Indemnitee’s Corporate Status, a party to or is otherwise involved in and is successful, on the merits or otherwise, in any Proceeding or in defense of any claim, issue or matter therein, in whole or in part, Indemnitee shall be indemnified by the Company to the maximum extent permitted by law, against all Expenses, judgments, penalties, fines, and amounts paid in defense or settlement, actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee to the maximum extent permitted by law, against all Expenses, judgments, penalties, fines, and amounts paid in defense or settlement, actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section 4(d) and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

(e)           Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the maximum extent permitted by applicable law and to the extent that Indemnitee is, by reason of Indemnitee’s Corporate Status, a witness or otherwise asked to participate in any Proceeding to which Indemnitee is not a party, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection therewith.

(f)            Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee, to the maximum extent not prohibited by law, for the portion thereof to which Indemnitee is entitled.

(g)           Additional Indemnification.

(i)            Notwithstanding any limitation in Sections 4(a), 4(b), 4(c), or 4(d), the Company shall indemnify Indemnitee to the maximum extent permitted by applicable law if Indemnitee is a party to or threatened to be made a party to any Proceeding (including a Proceeding by or in the right of the Company to procure a judgment in its favor) against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with the Proceeding.

(ii)           For purposes of Section 4(g)(i), the meaning of the phrase “to the maximum extent permitted by applicable law” shall include, but not be limited to: (A) to the maximum extent permitted by the provision of the General Corporation Law of the State of Delaware (the “DGCL”) that authorizes or contemplates additional indemnification by agreement or pursuant to the Company’s Certificate of Incorporation or By-laws, or the corresponding provision of any amendment to or replacement of the DGCL, and  (B) to the maximum extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

(h)           Exclusions. Notwithstanding any provision in this Agreement, the Company shall not be obligated under this Agreement to make any indemnity in connection with any claim made against Indemnitee:

(i)            for which payment has actually been made to or on behalf of Indemnitee under any insurance policy, contract, agreement or other indemnity provision or arrangement (whether with the Company or any other corporation, limited liability company, partnership, joint venture, trust , employee benefit plan or other entity), except with respect to any excess beyond the amount actually paid under any insurance policy contract, agreement or other indemnity provision or arrangement; or

(ii)           for (A) an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Exchange Act or 1934, as amended from time to time and the rules and regulations promulgated thereunder, or similar provisions of state statutory law or common law, or (B) any reimbursement of the Company by the Indemnitee of any bonus or other incentive-based or equity-based compensation or of any profits realized by the Indemnitee from the sale of securities of the Company, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Company of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act); or

(iii)          except as provided in Section 8(f) of this Agreement, in connection with any Proceeding (or any part of any Proceeding) initiated by Indemnitee, including any Proceeding (or any part of any Proceeding) initiated by Indemnitee against the Company or its directors, officers, employees or other indemnitees, unless (A) the Board authorized the Proceeding (or any part of any Proceeding) prior to its initiation or (B) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law.

5.             Advancement of Expenses   Notwithstanding any provision to the contrary in this Agreement, the Company shall, to the maximum extent not prohibited by law, advance all reasonable Expenses which, by reason of Indemnitee’s Corporate Status, were incurred by or on behalf of Indemnitee in connection with any Proceeding, within thirty (30) days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances of Expenses, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by an undertaking by or on behalf of Indemnitee to repay any Expenses if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses. Any advance and undertakings to repay pursuant to this Section 5 shall be unsecured and interest free and without reference to the financial ability of the Indemnitee to make such repayment or to Indemnitee’s ultimate entitlement to indemnification under other provisions of this Agreement. Advancement of Expenses pursuant to this Section 5 shall not require approval of the Board or the stockholders of the Company, or of any other person or body. The Secretary of the Company shall promptly advise the Board in writing of the request for advancement of Expenses, of the amount and other details of the advancement and of the undertaking to make repayment pursuant to this Section 5. Advances shall include any and all reasonable Expenses incurred pursuing an action to enforce this right of advancement, including Expenses incurred preparing and forwarding statements to the Company to support the advances claimed. This Section 5 shall not apply to any claim made by Indemnitee for which indemnification is excluded pursuant to Section 4(h).

6.             Procedures for Determination of Entitlement to Indemnification

(a)           Initial Request. To obtain indemnification under this Agreement (other than advancement of Expenses pursuant to Section 5), Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification including, but not limited to, a description of the nature of the Proceeding and the facts underlying the Proceeding. The Secretary of the Company shall promptly advise the Board in writing that Indemnitee has requested indemnification. The omission by Indemnitee to notify the Company hereunder will not relieve the Company from any  liability which it may have to Indemnitee hereunder or otherwise than under this Agreement, and any delay in so notifying the Company shall not constitute a waiver by Indemnitee of any rights under this agreement.

(b)           Method of Determination. Upon written request by Indemnitee pursuant to Section 6(a), a determination (if required by applicable law) with respect to Indemnitee’s entitlement to indemnification shall be made as follows:

(i)            if a Change of Control has occurred, unless Indemnitee shall request in writing that such determination be made in accordance with clause (ii) of this Section 6(b), the determination shall be made by Independent Counsel in a written statement to the Board, a copy of which shall be delivered to Indemnitee; or

(ii)           if a Change of Control has not occurred, and subject to Section 6(e), the determination shall be made by (A) the Board by a majority vote of a quorum consisting of Disinterested Directors (or pursuant to unanimous written consent in lieu of a meeting if all of the Company’s Directors are Disinterested), (B) a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, even though less than a quorum of the Board, (C) if there are no such Disinterested Directors or, if such Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee, or (D) if so directed by the Board, by the stockholders of the Company.

(c)           Selection, Payment, Discharge, of Independent Counsel. In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 6(b) of this Agreement, the Independent Counsel shall be selected, paid, and discharged in the following manner:

(i)            If a Change of Control has not occurred, the Independent Counsel shall be selected by the Board, and the Company shall give written notice to Indemnitee advising Indemnitee of the identity of the Independent Counsel so selected.

(ii)           If a Change of Control has occurred, the Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Board, in which event clause (a) of this section shall apply), and

Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected.

(iii)          Following the initial selection described in clauses (a) and (b) of this Section 6(c), Indemnitee or the Company, as the case may be, may, within seven (7) days after such written notice of selection has been given, deliver to the other party a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Section 1(i) of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If such written objection is made, the Independent Counsel so selected may not serve as Independent Counsel unless and until a court has determined that such objection is without merit.

(iv)          Either the Company or Indemnitee may petition a Court if the parties have been unable to agree on the selection of Independent Counsel within thirty (30) days after submission by Indemnitee of a written request for indemnification pursuant to Section 6(a) of this Agreement. Such petition may request a determination whether an objection to the party’s selection is without merit and/or seek the appointment as Independent Counsel of a person selected by the Court or by such other person as the Court shall designate. A person so appointed shall act as Independent Counsel under Section 6(b) of this Agreement.

(v)           The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to this Agreement, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 6(c), regardless of the manner in which such Independent Counsel was selected or appointed.

(vi)          Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 8(a)(iii) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

(d)           Cooperation. Indemnitee shall cooperate with the person, persons or entity making the determination with respect to Indemnitee’s entitlement to indemnification under this Agreement, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys’ fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee’s entitlement to indemnification), and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

(e)           Payment. If it is determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten (10) days after such determination.

7.             Presumptions and Effect of Certain Proceedings

(a)           Burden of Proof. In making a determination with respect to entitlement to indemnification hereunder, the person, persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 6 of this Agreement, and the Company shall, to the maximum extent not prohibited by law, have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption. Neither the failure of the Company (including by its directors or Independent Counsel) to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company (including by its directors or Independent Counsel) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

(b)           Effect of Other Proceedings. The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of guilty or of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in Good Faith.

(c)           Reliance as Safe Harbor. For purposes of any determination of Good Faith, Indemnitee shall be deemed to have acted in Good Faith if Indemnitee’s action is based on the records or books of account of the Enterprise, including financial statements, or on information supplied to Indemnitee by the officers of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Enterprise. The provisions of this Section 7(c) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

(d)           Actions of Others. The knowledge and/or actions, or failure to act, of any director, officer, employee, agent, trustee or fiduciary of the Enterprise shall not be imputed to Indemnitee for purposes of determining the right to indemnification hereunder.

8.             Remedies of Indemnitee

(a)           Application. This Section 8 shall apply in the event of a Dispute. For purposes of this Section, “Dispute”, shall mean any of the following events:

(i)            a determination is made pursuant to Section 6 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement;

(ii)           advancement of Expenses is not timely made pursuant to Section 5 of this Agreement;

(iii)          the determination of entitlement to be made pursuant to Section 6(b) of this Agreement has not been made within ninety (90) days after receipt by the Company of the request for indemnification;

(iv)          payment of indemnification is not made pursuant to Section 4(e) of this Agreement within ten (10) days after receipt by the Company of a written request therefor;

(v)           payment of indemnification is not made within ten (10) days after a determination has been made that Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Section 6 of this Agreement; or

(vi)          the event that the Company or any other person takes or threatens to take any action to declare this Agreement void or unenforceable, or institutes any litigation or other action or Proceeding designed to deny, or to recover from, the Indemnitee the benefits provided or intended to be provided to the Indemnitee hereunder, Indemnitee shall be entitled to an adjudication by a court of his entitlement to such indemnification or advancement of Expenses.

(b)           Adjudication. In the event of a Dispute, Indemnitee shall be entitled to an adjudication in an appropriate Court of Indemnitee’s entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at Indemnitee’s option, may seek an award in arbitration to be conducted by a single arbitrator.  Arbitration of the Dispute shall be conducted in accordance with the procedures set forth in Title 9 of Part III of the California Code of Civil Procedure (Sections 1280, et seq.).  The arbitration shall be conducted in the County of San Diego, California, and the proceedings shall be governed by California law but shall apply the substantive law as provided in Section 10(g) below.  The arbitrator shall be any independent third party agreed to by the parties, but if the parties cannot agree within 30 days from the date Notice is given, any party shall have the right to file a petition with the San Diego County Superior Court for the appointment of an independent arbitrator pursuant to California Code of Civil Procedures Sections 1280, et seq.  The arbitration proceeding shall be completed within 60 days after appointment of the arbitrator, unless the parties otherwise agree.  The arbitrator shall have jurisdiction over the Dispute, and the decision of the arbitrator shall be final and binding upon the parties.  Judgment upon the arbitration award may be entered in any court having jurisdiction; or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as applicable.  Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within one hundred eighty (180) days following the date on which a Dispute arose. The Company shall not oppose Indemnitee’s right to seek any such adjudication or award in arbitration.

(c)           De Novo Review. In the event that a determination shall have been made pursuant to Section 6 of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 8 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. In any such proceeding or arbitration, the Company shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

(d)           Company Bound. If a determination shall have been made or deemed to have been made pursuant to Section 6 of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration absent (i) a misstatement by Indemnitee of a material fact, or any omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with Indemnitee’s request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

(e)           Procedures Valid. The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 8 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

(f)            Expenses of Adjudication. The Company shall, to the maximum extent not prohibited by law, be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 8(f) that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement. It is the  intent of the Company that, to the maximum extent permitted by law, the Indemnitee not be required to incur legal fees or other Expenses associated with the interpretation, enforcement or defense of Indemnitee’s rights under this Agreement by litigation or otherwise because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnitee hereunder. The Company shall, to the maximum extent permitted by law, indemnify Indemnitee against any and all Expenses and, if requested by Indemnitee, shall (within ten (10) days after receipt by the Company of a written request therefor) advance, to the extent not prohibited by law, such Expenses to Indemnitee, which are incurred by Indemnitee in connection with any action brought by Indemnitee for indemnification or advance of Expenses from the Company under this Agreement or under any directors’ and officers’ liability insurance policies maintained by the Company if Indemnitee is wholly successful on the underlying claims; if Indemnitee is not wholly successful on the underlying claims, then such indemnification and advancement shall be only to the extent Indemnitee is successful on such underlying claims or otherwise as permitted by law, whichever is greater.

9.             Non-Exclusivity, Insurance, Subrogation

(a)           Non-Exclusivity. The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Company’s Certificate of Incorporation, the Company’s By-Laws, any agreement, a vote of shareholders or a resolution of Disinterested Directors, or otherwise. No amendment, alteration, rescission or replacement of this Agreement or any provision hereof or of the Company’s By-laws or the Certificate of Incorporation shall be effective as to Indemnitee with respect to any action taken or omitted by such Indemnitee in Indemnitee’s Corporate Status prior to such amendment, alteration, rescission or replacement. To the extent that a change in Delaware law, whether by statute or judicial decision, or a change in the Company’s By-laws or Certificate of Incorporation, permits greater indemnification or advancement of Expenses than would be afforded currently under the Company’s By-laws, Certificate of Incorporation and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

(b)           Maintenance of D&O Insurance.

(i)            The Company each hereby covenants and agrees with Indemnitee that, so long as Indemnitee shall continue to serve in any Corporate Status and thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed Proceeding by reason of Indemnitee’s Corporate Status, the Company shall maintain in full force and effect (A) the directors’ and officers’ liability insurance issued by the insurer and having the policy amount and deductible as currently in effect with respect to directors and officers of the Company or any of its subsidiaries and (B) any replacement or substitute policies issued by one or more reputable insurers providing in all respects coverage at least comparable to and in the same amount as that currently provided under such existing policy (collectively, “D&O Insurance”).

(ii)           In all policies of D&O Insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits, subject to the same limitations, as are accorded to the Company’s directors or officers most favorably insured by such policy.

(iii)          Notwithstanding anything to the contrary set forth above, the Company shall have no obligation to maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance is disproportionate to the amount of coverage provided or the coverage provided by such insurance is limited by exclusions so as to provide as insufficient benefit.

(c)           Subrogation. In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

10.           General Provisions

(a)           Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee’s legal representatives, heirs, executors and administrators.

(b)           Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever:

(i)            the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and

(ii)           to the maximum extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

(c)           No Adequate Remedy. The parties declare that it is impossible to measure in money the damages which will accrue to either party by reason of a failure to perform any of the obligations under this Agreement. Therefore, if either party shall institute any action or proceeding to enforce the provisions hereof, such party against whom such action or proceeding is brought hereby waives the claim or defense that such party has an adequate remedy at law, and such party shall not urge in any such action or proceeding the claim or defense that the other party has an adequate remedy at law.

(d)           Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

(e)           Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

(f)            Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

If to the Indemnitee:

The address last shown on Aldila’s books and records for the Indemnitee

If to the Company:	Aldila, Inc. Attn: Secretary 14145 Danielson St., Ste B Poway, California 92064

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

(g)           Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without application of the conflict of laws principles thereof.

(h)           Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties hereto in reference to all the matters herein agreed upon. This Agreement replaces in full all prior indemnification agreements or understandings of the parties relating to indemnification, and any all such prior agreements or understandings are hereby rescinded by mutual agreement.

IN WITNESS WHEREOF, the parties hereto have executed this agreement on the day and year first above written.

Company	Aldila, Inc., a Delaware corporation

By:
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Indemnitee:

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